Filed pursuant to Rule 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Long-Short Equity Fund

Supplement dated July 2, 2018 to the Summary Prospectus, dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG FQ Long-Short Equity Fund, a series of AMG Funds I (the “Fund”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about August 31, 2018, the first paragraph of the “Principal Investment Strategies” section on page 1 will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including derivatives.

In addition, effective on or about July 23, 2018, the Fund’s principal investment strategies and principal risks will be revised as described below.

The section titled “Principal Investment Strategies” on page 1 will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant, L.P. (“First Quadrant” or the “Subadviser”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in long and short equity-related positions in sectors, industries and companies in the U.S. based on First Quadrant’s assessment of relative attractiveness, which takes into account both growth and value characteristics. The Fund may invest in or have exposure to companies representing a broad range of market capitalizations, which generally may include small- and mid-capitalization companies. The Fund also may invest in or have exposure to securities issued by real estate investment trusts (“REITs”), other investment vehicles that invest in real estate and operating companies whose businesses relate to real estate. The Fund generally takes long positions in securities, either directly or through swaps or other derivatives, that the Subadviser believes will increase in value by purchasing the security outright or by entering into a swap on a basket of long stocks. The Fund generally takes short positions in securities, either directly or through swaps or other derivatives, that the Subadviser believes will decrease in value by selling the security short or by entering into a swap on a basket of short stocks. The Subadviser will vary the Fund’s long-short exposure over time based on the Subadviser’s assessment of market conditions and other factors. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). Downside risk is managed through a systematic portfolio protection structure (an option overlay known as a “put/spread collar” strategy) and/or dynamic management of equity market exposure which is intended to reduce risk of the Fund in periods of market stress. When implementing the Fund’s investment strategy, the Subadviser typically uses sophisticated computer models to evaluate a broad universe of equity issuers.

The Fund may use derivatives, such as swaps, futures, options, and foreign currency forwards or futures, to take long and short positions as a substitute for investing in conventional securities, or for any other reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. The Fund may invest in derivatives without limitation. Currently, the Fund intends to gain a portion of its long equity exposure and all of its short equity exposure through the use of a limited number of swaps with the same counterparty.

ST497

The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash and cash equivalent holdings may serve as collateral for the Fund’s derivatives positions.

The section titled “Principal Risks” on page 2 will be revised to reflect that the Fund may be exposed to the applicable risks directly, by investing in securities, or indirectly, through the use of derivatives. In addition, “Leverage Risk” in that section will be revised to add “swaps” to the types of derivatives that are referenced in the risk description. That section will also be revised to reflect that the Fund will be subject to the following additional principal risks:

Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE